0052074.01



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  November 30, 1995



                             Magma Copper Company
-----------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



         Delaware                 1-10122                   86-0219794
____________________________________________________________________________
 (State or other jurisdiction  (Commission File No.)     (I.R.S. Employer
  of corporation)                                        Identification No.)



7400 N. Oracle Rd.                                            85704
Tucson, Arizona
 ---------------------------------------------------------------------------
(Address of Principal                                        (Zip Code)
  Executive Offices)



Registrant's telephone number, including area code:   (520) 575-5600



                                    N/A
 ____________________________________________________________________________

        (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

         On November 30, 1995, Magma Copper Company (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with The Broken Hill Proprietary Company Limited, a Victoria, Australia corporation ("BHP"), BHP Holdings (USA) Inc., a Delaware corporation and an indirect subsidiary of BHP ("Sub"), and BHP Sub Inc., a Delaware corporation and a subsidiary of Sub ("Purchaser"). Pursuant to the Merger Agreement, on December 5, 1995, Purchaser commenced an offer (the "Offer") to purchase (i) all outstanding shares of common stock par value $0.01 per share, of the Company (the "Shares"), at a price of $28.00 per Share net to the seller in cash; (ii) all of the outstanding shares of 5-5/8% Cumulative Convertible Preferred Stock, Series D, par value $0.01 per share, of the Company, at a price of $96.544 per share net to the seller in cash; and (iii) all of the outstanding shares of 6% Cumulative Convertible Preferred Stock, Series E, par value $0.01 per share (together with the Series D Preferred Stock, the "Preferred Shares") of the Company at a price of $100.646 per share net to the seller in cash. Each Share or Preferred Share not acquired by Purchaser pursuant to the Offer will be exchanged for the same consideration payable pursuant to the Offer in cash upon the merger (the "Merger") of Purchaser into the Company, which will occur as soon as practicable following the consummation of the Offer.

         Consummation of the Offer is subject to a number of conditions including, among others, that there is a tender of such number of Shares and Preferred Shares as represents at least a majority of the outstanding Shares of the Company on a fully diluted basis assuming conversion of all outstanding options and securities convertible into Shares including Preferred Shares.

         The Board of Directors of the Company has unanimously determined that the consideration to be paid for each Share and Preferred Share in the Offer and the Merger is fair to the stockholders of the Company and that the Offer and the Merger are otherwise fair to and in the best interests of the Company and its stockholders, has approved and adopted the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, and recommends that all holders of Shares and Preferred Shares accept the Offer and tender their Shares and Preferred Shares pursuant to the Offer.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired:   None

         (b) Pro Forma Financial Information:   None

         (c) Exhibits:

                  1. Agreement and Plan of Merger, dated as of November 30, 1995, among The Broken Hill
                      Proprietary Company Limited, BHP Holdings
                      (USA) Inc., BHP Sub Inc. and Magma Copper
                      Company. (incorporated herein by reference from exhibit 1 to the Company's Solicitation/
                      Recommendation Statement on Schedule 14D-9, filed with the Securities and Exchange Commission on December 5, 1995)

                  2. Joint Press Release,  dated as of November 30, 1995,
                     between Magma Copper Company and BHP. (incorporated herein by reference from exhibit 6 to the Company's Solicitation/Recommendation Statement on Schedule
                     14D-9, filed with the Securities and Exchange Commission on December 5, 1995)

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act, of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MAGMA COPPER COMPANY



Date:  December 7, 1995                  By: /s/ Bradford A. Mills_
                                               ----------------------
                                               Name: Bradford A. Mills
                                               Title: Executive
                                                      Vice President